Income taxes	12 Months Ended
Dec. 31, 2024
Income Taxes [Abstract]
Income taxes
6.4 Income taxes

(CHF in millions)	2024	2023	2022

Current income taxes	74.0	35.7	38.7
Deferred income taxes	(36.6)	(46.2)	(18.6)
Income tax expense (benefit)	37.4	(10.5)	20.2

The income taxes reflected in the financial statements and the amount calculated at the expected tax rate (starting with On Holding AG's statutory corporate income tax rate in Switzerland) reconcile as follows:

(CHF in millions)	2024		2023		2022

Income before taxes		279.6		69.1		77.9
Expected tax rate / tax expense	19.6%	54.8	19.7%	13.6	19.7%	15.3
Income taxed at different tax rate(1)(2)	0.5%	1.4	(1.8)%	(1.3)	2.0%	1.5
Non-deductible expenses	3.1%	8.8	10.3%	7.1	9.2%	7.2
Non-taxable income and tax incentives	(4.0)%	(11.1)	(22.4)%	(15.5)	(9.5)%	(7.4)
Effects of (de-)recognition of tax losses	(0.2)%	(0.6)	(2.4)%	(1.7)	2.9%	2.2
Effects of tax rate changes (1)(2)	(0.1)%	(0.2)	0.7%	0.5	—%	—
Prior year adjustments (1)(3)	(0.9)%	(2.6)	(20.5)%	(14.2)	1.9%	1.5
Other effects(1)(3)	(4.7)%	(13.3)	1.3%	0.9	(0.3)%	(0.2)
Effective tax rate / income tax expense (benefit)	13.4%	37.4	(15.1)%	(10.5)	25.9%	20.2
(1) The Company reclassified prior year comparative amounts to conform with current year presentation in the table above. This change in presentation did not have any impact on the Company's results of operations, financial condition, or any other financial statements.
(2) Prior year line item "local actual tax rate different to On's" has been broken out into the two line items ”Income taxed at different tax rate” and “Effects of tax rate changes.”
(3) Prior year line item "Prior year adjustments and other items, net" has been broken out into the two line items "Prior year adjustments” and “Other effects.” Other effects impact in 2024 is due to deferred income tax impacts on elimination of intercompany profits in inventory.
In 2024, the effective tax rate was 13.4%, the effective tax rate in 2023 was (15.1)%. The increase is due to a lower effectiveness of the Swiss tax incentives in fiscal year 2024 compared to fiscal year 2023, certain prior-year tax deductions in the fiscal year 2023 (one-time impact), and deferred income tax impacts on elimination of intercompany profits in inventory.
Change of net deferred tax assets and liabilities:

(CHF in millions)	2024	2023

Net amount at January 1	59.1	13.9
thereof deferred tax assets	69.5	31.7
thereof deferred tax liabilities	(10.5)	(17.9)
Taxes charged
to income statement	36.6	46.2
to other comprehensive income	0.1	0.7
Exchange differences	1.3	(1.6)
Net amount at December 31	97.1	59.1
thereof deferred tax assets	107.8	69.5
thereof deferred tax liabilities	(10.8)	(10.5)
Deferred tax assets and liabilities relate to the following items:

	12/31/24					12/31/23
(CHF in millions)	Assets	Liabilities	Net amount	Assets	Liabilities	Net amount

Inventories	81.5	(9.9)	71.6	50.1	(8.0)	42.0
Property, plant and equipment	0.3	(6.2)	(5.9)	0.1	(0.1)	0.1
Right-of-use assets	—	(50.6)	(50.6)	—	(6.2)	(6.2)
Intangible assets	—	(2.9)	(2.9)	—	(3.0)	(3.0)
Other current financial liabilities	46.7	—	46.7	1.1	(0.1)	1.0
Other current operating liabilities	17.2	(0.7)	16.5	17.2	(2.6)	14.6
Other non-current financial liabilities	12.8	—	12.8	6.2	—	6.2
Tax loss and tax credit carryforwards	4.6	—	4.6	3.6	—	3.6
Other assets and liabilities(1)(2)	5.3	(1.2)	4.1	1.7	(1.0)	0.7
Deferred tax assets (liabilities)	168.5	(71.4)	97.1	80.0	(21.0)	59.1
Offsetting	(60.6)	60.6	—	(10.5)	10.5	—
Deferred tax assets (liabilities) on balance sheet	107.8	(10.8)	97.1	69.5	(10.5)	59.1
(1) The Company reclassified prior year comparative amounts to conform with current year presentation in the table above. This change in presentation did not have an impact on the Company’s results of operations, financial condition, or any of the other financial statements.
(2) Prior year line items "Trade receivables," "Other current assets," "Current provisions," "Employee benefit obligations" and "Non-current provisions" were condensed into new line item "Other assets and liabilities."
Pillar Two income tax disclosure
In December 2021, the OECD published key parameters and model rules on a global minimum tax rate of 15% (Pillar Two) for multinational enterprises with revenue of more than EUR 750 million. Many jurisdictions in which we are subject to income taxes, global minimum tax rules have been enacted, or substantively enacted, which can impose detailed reporting obligations and increase compliance and systems-related costs on our businesses. In Switzerland, where the company is headquartered, the enacted legislation includes the introduction of a Qualified Domestic Top-up Tax effective January 1, 2024, as well as the income inclusion rule effective January 1, 2025.
We have applied the temporary exception issued by the IASB in May 2023 from the accounting requirements for deferred taxes in IAS 12. Accordingly, we neither recognize nor disclose information about deferred tax assets and liabilities related to Pillar Two income taxes.
As an integral part of the rule set, the OECD has published transitional Country-by-Country Report ("CbCR") Safe Harbor rules, with the purpose to remove the obligation of calculating the Pillar Two effective tax rate for operations in lower-risk jurisdictions during the initial years when the rules take effect. In applying the transitional CbCR Safe Harbor rules on the 2024 consolidated financial statements, all jurisdictions in which we operate, to the extent such jurisdictions have implemented the OECD rules, qualify for the transitional CbCR Safe Harbor rules.
We are continuing to assess the impact of the Pillar Two income taxes legislation on our financial performance.

Accounting policies	Income taxes include all current and deferred taxes which are based on income. Taxes which are not based on income, such as taxes on wealth and capital, are recorded as other operating expenses.

Where the final tax outcome is different from the amounts that were initially recorded, such differences will impact the income tax and deferred tax provisions in the period in which such determination is made. Deferred tax is recorded on the valuation differences (temporary differences) between the tax bases of assets and liabilities and their carrying values in the consolidated balance sheet. Deferred tax assets are recognized to the extent that it is probable that future taxable income will be available against which the temporary differences and tax losses can be offset.

Deferred income tax liabilities are provided for on taxable temporary differences arising from investments in subsidiaries, except for deferred income tax liability where the timing of the reversal of the temporary difference is controlled by On and it is probable that the temporary difference will not reverse in the foreseeable future.
Current and deferred tax assets and liabilities are offset whenever they relate to the same taxing authority and taxable entity.

Significant judgments and accounting estimates	On is subject to income taxes in numerous jurisdictions and significant judgment is required in determining the worldwide provision for income taxes. The multitude of transactions and calculations implies estimates and assumptions. On recognizes liabilities on the basis of amounts expected to be paid to the tax authorities.
Deferred tax assets relate to deductible differences and, in certain cases, tax loss carry forwards, provided that their utilization appears probable. The recoverable value is based on forecasts of the corresponding taxable On entity over a period of several years. The capitalized tax loss carryforwards are essentially related to companies with transfer price arrangements in place, which will lead to a profit before tax. Therefore, the assumption is that the entities can use the tax losses. As actual results may differ from these forecasts, the deferred tax assets may need to be adjusted accordingly.